UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  April 16, 2018

CAPITAL SOUTHWEST CORPORATION

(Exact Name Of Registrant As Specified In Charter)

Texas	814-00061	75-1072796
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5400 Lyndon B. Johnson Freeway, Suite 1300

Dallas, Texas 75240

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (214) 238-5700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01   Entry into a Material Definitive Agreement.

 On April 16, 2018, Capital Southwest Corporation (the “Company”) entered into an Incremental Assumption Agreement (the “Incremental Agreement”) among the Company, as borrower, ING Capital LLC (the “Administrative Agent”), and Hitachi Capital America Corp (the “Assuming Lender”), relating to the Senior Secured Revolving Credit Agreement, dated as of August 30, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) among the Company, the Administrative Agent, the several lenders from time to time party to the Credit Agreement, and Texas Capital Bank, N.A., as documentation agent. The Incremental Agreement increases the total commitments under the Credit Agreement by $20 million (the “Incremental Commitment”) from $180 million to $200 million.  The increase was executed under the accordion feature of the Credit Facility, which allows for an increase in total commitments under the facility from new and existing lenders on the same terms and conditions as the existing commitments in an amount up to $250 million.

The description of the Incremental Agreement contained herein is not intended to be complete and is qualified in its entirety by reference to the full text of the Incremental Agreement, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.03   Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated in this item 2.03 by reference.

Item 8.01 Other Events

On April 16, 2018, the Company issued a press release announcing its entry in the Incremental Agreement. A copy of such press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits

(d)          Exhibits

Exhibit No.	Description
10.1

Incremental Assumption Agreement dated as of April 16, 2018 among Capital Southwest Corporation, as Borrower, ING Capital LLC, as Administrative Agent, and Hitachi Capital America Corp, as Assuming Lender

99.1	Press release issued by Capital Southwest Corporation on April 16, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 16, 2018

By:	/s/ Michael S. Sarner
Name: Michael S. Sarner
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1

Incremental Assumption Agreement dated as of April 16, 2018 among Capital Southwest Corporation, as Borrower, ING Capital LLC, as Administrative Agent, and Hitachi Capital America Corp, as Assuming Lender

99.1	Press release issued by Capital Southwest Corporation on April 16, 2018
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